EXHIBIT 10.7

                              THE 2003 STOCK OPTION PLAN
                                          OF
                              BIO-RAD LABORATORIES, INC.

        Bio-Rad Laboratories, Inc., a Delaware corporation, has adopted The 2003 Stock Option Plan of Bio-Rad Laboratories, Inc. (the "Plan"), effective April 29, 2003, for the benefit of its eligible Employees.

          The purposes of the Plan are as follows:

          (1) To provide an additional incentive for Employees to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company and its Subsidiaries to obtain and retain the services of Employees considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                         ARTICLE I.

                                        DEFINITIONS

               1.1 General. Whenever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

               1.2 Administrator. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein.

               1.3 Board. "Board" shall mean the Board of Directors of the Company.

               1.4 Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

                   (a) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange
              Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer for securities of the Company;

               (b) a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being

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              converted into voting securities of the surviving entity or another entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

               (c) the sale or disposition by the Company of all or substantially all of the Company's assets.

               1.5 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               1.6 Committee. "Committee" shall have the meaning ascribed to it in Section 7.1.

               1.7 Common Stock. "Common Stock" shall mean the Class A or Class B Common Stock of the Company, par value $0.0001 per share.

               1.8 Company. "Company" shall mean Bio-Rad Laboratories, Inc., a Delaware corporation.

               1.9 DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income
Security Act of 1974, as amended, or the rules thereunder.

               1.10 Employee "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or any Subsidiary.

               1.11 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               1.12 Fair Market Value. "Fair Market Value" shall mean, as of any date, the value of the Common Stock determined as follows:

                    (a) If the Common Stock is listed on any established stock exchange or traded on The Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the average of the closing bid and ask, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported by The Nasdaq Stock Market or such other source as the Board deems reliable.

                    (b) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

               1.13 Holder. "Holder" shall mean a person who has been granted an Option.

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               1.14 Incentive Stock Option. "Incentive Stock Option" shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

               1.15 Non-Qualified Stock Option."Non-Qualified Stock Option" shall mean an Option not intended to qualify or not designated by the Administrator as an Incentive Stock Option.

               1.16 Option. "Option" shall mean a stock option granted under
Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option.

               1.17 Option Agreement. "Option Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder, which shall contain such terms and conditions with respect to an Option, as the Administrator shall determine, consistent with the Plan.

               1.18 Option Limit. "Option Limit" shall mean two hundred twenty-five thousand (225,000) shares of Common Stock, as adjusted pursuant to
Section 8.3 of the Plan.

               1.19 Performance Criteria. "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income,(b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the Fair Market Value of Common Stock and
(k) earnings before any one or more of the following items:
interest, taxes, depreciation or amortization.

               1.20 Plan. "Plan" shall mean The 2003 Stock Option Plan of Bio-Rad Laboratories, Inc.

               1.21 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

               1.22 Section 162(m) Employee. "Section 162(m) Employee" shall mean any Employee designated by the Administrator as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

              1.23 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

               1.24 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Subsidiary shall also mean any partnership, limited liability company or any equivalent foreign entity under applicable foreign laws in which the Company or any subsidiary owns more than 50% of the capital or profits interests.

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               1.25 Substitute Option. "Substitute Option" shall mean an Option granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by another company or entity, in connection with a corporate or similar transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Option" be construed to refer to an option granted in connection with the cancellation and repricing of an Option.

               1.26 Termination of Employment."Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a)terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary or a parent corporation thereof (within the meaning of Section 422 of the Code), and (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                             ARTICLE II.
                        SHARES SUBJECT TO PLAN


               2.1  Shares Subject to Plan.



                      (a) The shares of stock subject to Options shall be Common Stock, subject to Section 8.3 of the Plan. The aggregate number of such shares which may be issued upon exercise of such Options under the Plan shall not exceed One Million Six Hundred Seventy Five Thousand Shares (1,675,000). The shares of Common Stock issuable upon exercise of such Options may be either previously authorized but unissued shares or treasury shares.



                      (b) The maximum number of shares of Common Stock which may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed the Option Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Option Limit.


               2.2 Add-Back of Options. If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares of Common Stock subject to such Option but as to which such Option was not exercised prior to its


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expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section
2.2, no shares of Common Stock may again be optioned, granted or awarded hereunder if such action would cause an Incentive Stock Option to fail to qualify as an "incentive stock option" under Section 422 of the Code.



                                     ARTICLE III.

                                 GRANTING OF OPTIONS



               3.1 Option Agreement. Each Option shall be evidenced by an Option Agreement. Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.


               3.2  Provisions Applicable to Section 162(m) Employees

                      (a) The Committee, in its discretion, may determine whether an Option is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.


                      (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Option to a Section
               162(m) Employee, the restrictions to which lapse upon the obtainment of performance goals which are related to one or more of the Performance Criteria, that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

                      (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)
               (C) of the Code, with respect to any Option granted under
               Article VII which may be granted to one or more Section 162(m) Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the
               Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Employees, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Options, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Options, as applicable, to be earned by each
               Section 162(m) Employee for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of

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               service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.



                      (d) Furthermore, notwithstanding any other provision of the Plan, any Option which is granted to a Section 162(m) Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in
               Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)
               (C) of the Code, and the Plan and such Options shall be deemed amended to the extent necessary to conform to such requirements.


               3.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the Application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.


               3.4 At-Will Employment. Nothing in the Plan or in any Option Agreement hereunder shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.



               3.5 Participants in Foreign Countries. The Board, or such officers of the Company as have been delegated proper authority by the Board, may at any time adopt, amend or delete such modifications, procedures, appendices and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or any Subsidiary may operate to assure the viability of Options granted under the Plan in such countries and to meet the objectives of the Plan. Any such modifications, procedures,appendices or subplans shall be and hereby are incorporated in their entirety into the Plan and, with regard to the subject matter thereof, shall supersede inconsistent provisions of the Plan.

                                     ARTICLE IV.
                                 GRANTING OF OPTIONS

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               4.1  Eligibility. Any Employee selected by the Committee
pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. All grants shall be made at the discretion of the Committee or the Board, as the case may be, and no person shall be entitled to a grant of an Option as a matter of right.

               4.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

               4.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

               4.4  Granting of Options

                      (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                           (i) Select from among the Employees (including Employees who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

                           (ii) Subject to the Option Limit, determine the
                      number of shares of Common Stock to be subject to such Options granted to the selected Employees;

                           (iii) Subject to Section 4.3, determine whether such
                      Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code;and

                           (iv) Determine the terms and conditions of such
                      Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
                      Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

                           (v) Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate, and the Committee shall authorize one or more of the officers of the Company to prepare, execute and deliver the Option Agreement with respect to such Option.

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                           (vi) Any Incentive Stock Option granted under the
                      Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

               4.5 Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees in lieu of cash bonuses which would otherwise be payable to such Employees pursuant to such policies which may be adopted by the Administrator from time to time.

                                      ARTICLE V.
                                   TERMS OF OPTIONS



               5.1 Option Price. The price per share of the shares of Common Stock subject to each Option granted to Employees shall be set by the Committee at the time the Option is granted; provided, however, that such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.



               5.2 Option Term. The term of an Option granted to an Employee shall be set by the Committee in its absolute discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted; and, provided, further, that, in the case of Incentive Stock Options, the term shall not be more than five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Holder by up to four (4) years, or amend any other term or condition of such Option relating to such a termination.


               5.3  Option Vesting

                      (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee vests and becomes exercisable.

                      (b) No portion of an Option granted to an Employee which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the

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               Committee either in the Option Agreement or by action of the
               Committee following the grant of the Option.

                      (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to
               Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company), exceeds $100,000, such Options or other options shall be treated as non-qualified stock options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options or other options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option or other options with respect to such stock is granted.


               5.4 Substitute Options. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Option, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

                      (a) the aggregate Fair Market Value (as of the date such Substitute Option is granted) of the shares subject to the Substitute Option; over

                      (b) the aggregate exercise price thereof; does not exceed the excess of;

                      (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Option, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

                      (d)  the aggregate exercise price of such shares.


             5.5 Restrictions on Common Stock. The Administrator may, in its sole discretion, provide under the terms of an Option that shares of Common Stock purchased upon exercise of such Option shall be subject to repurchase from the Holder by the Company, or shall be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company and the Subsidiaries, Company performance and individual performance; provided, however, that, by action taken after the Common Stock is purchased upon exercise of the Option, the Administrator may, on such terms and conditions as it may determine to be appropriate, terminate the Company's repurchase right or remove any or all of the restrictions imposed by the terms of the Option Agreement. The Company's right to repurchase the Common Stock from the Holder then subject to the right shall provide that immediately upon a Termination of Employment and for such period as the Administrator shall

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determine, the Company shall have the right to purchase the Common Stock at a price per share equal to the price paid by the Holder for such Common Stock, or such other price as is determined by the Administrator; provided, however, that, in the event of a Change in Control, such right of repurchase shall terminate immediately prior to the effective date of such Change in Control. Shares of Common Stock purchased upon the exercise of an Option may not be sold, transferred or encumbered until any repurchase right and any and all restrictions are terminated or expire. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing such shares of Common Stock until the repurchase right and any and all of the restrictions imposed under the Option Agreement with respect to the shares evidenced by such certificate terminate, expire or shall have been removed. In order to enforce the restrictions imposed upon shares of Common Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Common Stock that are still subject to any repurchase right or restrictions under Option Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Common Stock as of the date of transfer of the Common Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                     ARTICLE VI.

                                 EXERCISE OF OPTIONS


               6.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

               6.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

                      (a) A written notice complying with the applicable rules
               established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;


                      (b) Such representations and documents as the
               Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

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                    (c) In the event that the Option shall be exercised
               pursuant to Section 8.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and


                    (d) Full cash payment (or cash equivalent) to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised.



               6.3 Conditions to Issuance of Stock Certificates.The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:


                      (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                      (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                      (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                      (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

                      (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.


               6.4 Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.


               6.5 Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Option Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

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               6.6  Additional Limitations on Exercise of Options. Holders may
be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.



                                     ARTICLE VII.

                                    ADMINISTRATION


               7.1 Committee. The Committee shall be the Compensation Committee of the Board, unless the Board specifically assumes the functions of the Committee or appoints another committee to assume such functions.


               7.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Option Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Option Agreement provided that the rights or obligations of the Holder of the Option that is the subject of any such Option Agreement are not affected adversely. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time assume any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.


               7.3 Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.


               7.4  Compensation; Professional Assistance; Good Faith
Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and members of the Board shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                     ARTICLE VIII.
                               MISCELLANEOUS PROVISIONS



               8.1 Not Transferable. No Option under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.


               During the lifetime of the Holder, only he may exercise an Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.


               Notwithstanding the foregoing provisions of this Section 8.1, the Administrator, in its sole discretion, may determine to grant a Non-Qualified Stock Option which, by its terms as set forth in the applicable Option Agreement, may be transferred by the Holder, in writing and with prior written notice to the Administrator, to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (a) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (b) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (c) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation, documents to: (i) confirm the status of the transferee as a Permitted Transferee, (ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer. For purposes of this Section, "Permitted Transferee" shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) owns more than fifty percent (50%) of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

               8.2  Amendment, Suspension or Termination of the Plan.



                      (a) Except as otherwise provided in this Section 8.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board, no action of the Board may, except as provided in Section 8.3, increase the limits imposed in Section
               2.1 on the maximum number of shares which may be issued under the Plan.



                       (b) No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Option theretofore granted, unless the Option itself otherwise expressly so provides.



                      (c) No Options may be granted during any period of suspension or after termination of the Plan, and in no event may any Option be granted under the Plan after the first to occur of the following events:

                          (i) The expiration of ten years from the date the Plan is adopted by the Board; or

                          (ii) The expiration of ten years from the date the
                      Plan is approved by the Company's stockholders under
                      Section 8.5.


               8.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.


                      (a) Subject to Section 8.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:


                           (i)the number and kind of shares of Common Stock
                      (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Option Limit);

                           (ii)the number and kind of shares of Common Stock
                      (or other securities or property) subject to outstanding Options; and

                           (iii)the grant or the exercise price with respect
                      to any Option.


                      (b) Subject to Section 8.3(d), in the event of any transaction or event described in Section 8.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event (any such action applied to Employees and former Employees to be applied uniformly) and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                           (i) to provide for either the cancellation of any
                      such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Holder's rights had such Option been currently exercisable or payable or fully vested, or the replacement of such Option with other rights or property selected by the Administrator in its sole discretion;


                           (ii) to provide that the Option cannot vest, be
                      exercised or become payable after such event;

                           (iii)to provide that such Option shall be
                      exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Option;

                           (iv)to provide that such Option be assumed by the
                      successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                            (v)to make adjustments in the number and type of
                      shares of Common Stock (or other securities or property) subject to outstanding Options, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future; and

                           (vi)to provide that, for a specified period of time
                      prior to such event, the restrictions imposed under an Option Agreement upon some or all shares of Common Stock may be terminated and some or all shares of such Common Stock may cease to be subject to repurchase after such event.

                      (c) Subject to Sections 8.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Option, Option Agreement or certificate, as it may deem equitable and in the best interests of the Company.

                      (d) With respect to Options which are granted to
               Section 162(m) Employees and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Option to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this
               Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

                      (e) The existence of the Plan, any Option Agreement
               and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.


               8.4 Change in Control. Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Option shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.



              8.5 Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval;

provided, however, that such Options shall not be exercisable nor shall such Options vest prior to the time when the Plan is approved by the stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under the Plan shall thereupon be canceled and become null and void.


          8.6 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option.


          8.7 Forfeiture Provisions. Subject to the limitations of applicable law, pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan, the Administrator shall have the right to provide, in the terms of Options made under the Plan, or to require a Holder to agree by separate written instrument, that if (a)(i) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (ii) the Holder incurs a Termination of Employment for cause, then (b) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any exercise of the Option, or upon the receipt or resale of any Common Stock underlying any Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of the Option (whether or not vested) shall be forfeited.


          8.8 Effect of Plan upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary or
(b) to grant or assume options otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.



          8.9 Compliance with Laws. The Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.


          8.10 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of share of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained.


          8.11 Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.


          8.12 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.


          8.13 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                  *  *  *
                      I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Bio-Rad Laboratories, Inc. on March 19, 2003.

                      Executed on this 30th day of April, 2003.


                                                /s/ Sanford S. Wadler
                                                Sanford S. Wadler
                                                Secretary

                                  *  *  *

                      I hereby certify that the foregoing Plan was duly approved by the stockholders of Bio-Rad Laboratories, Inc. on April 29, 2003.

                      Executed on this 30th day of April, 2003.


                                                /s/Sanford S. Wadler
                                                Sanford S. Wadler
                                                Secretary

                                BIO-RAD LABORATORIES, INC.
                                 2003 STOCK OPTION PLAN

                                        APPENDIX
                                       FOR GERMANY


                      1. Application. This Appendix shall apply only in relation to Options granted to eligible Employees residing and providing services in Germany.


                      2. Definitions. Unless otherwise defined herein, definitions as set out in Article I of the Plan are applicable to this Appendix.


                      3. Eligible Employees. The Committee's discretion with respect to Section 4.4(a)(i) of the Plan will be exercised in a way complying with German law, in particular with the labour law principle of equal treatment (arbeitsrechtlicher Gleichbehandlungs-grundsatz) and with the prohibition of discrimination (Diskriminie-rungsverbot).


                      4. Ex-gratia Benefit. The grant of an Option is an ex-gratia benefit (freiwillige Leistung). It is granted without any obligation; and even repeated granting will not create such obligation.


                      5. Adjustments upon Changes in Capitalization, Merger or Asset Sale. The Committee's discretion with respect to any adjustments pursuant to Section 8.3(a) will be exercised taking into fair consideration the circumstances why such adjustment is deemed appropriate.


                      6. Administrator's Decisions. The decisions of the Committee in connection with any interpretation of the Plan or in any dispute relating to an Option or other matters relating to the Plan shall be final and conclusive and binding on the relevant parties.
          It may only be revised by competent courts.



                      7. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of the laws of Germany may be applied.

                                BIO-RAD LABORATORIES, INC.
                                  2003 STOCK OPTION PLAN

                                         APPENDIX
                                    FOR UNITED KINGDOM

                      1. Application. This Appendix shall apply only in relation to Options granted to eligible Employees residing and providing services in the United Kingdom.


                      2. Definitions. Definitions as set out in Article I of the Plan are applicable to this Appendix.



                      3. Taxes/Withholding. Each optionee shall be liable for the Company's or any Subsidiary's United Kingdom National Insurance Contribution in respect of the grant, exercise, release or assignment of any Option or the acquisition, sale or other disposition of any Stock issued upon exercise of an Option and the Company or any Subsidiary may require, as a condition of exercise, that any liability it has to account for United Kingdom income tax under the Pay As You Earn system and employer or employee National Insurance Contributions or any other federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock under an option be satisfied by (in addition to the Company's or Subsidiary's right to withhold from any compensation paid or payable to the optionee an amount sufficient to satisfy such withholding obligations;) the optionee's tender of a cash payment in the minimum amount sufficient to satisfy such withholding obligations;.


                      4. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of United Kingdom law may be applied.

                                 BIO-RAD LABORATORIES, INC.
                                   2003 STOCK OPTION PLAN

                                         APPENDIX
                                         FOR ITALY


                      1. Application. This Appendix shall apply only in relation to Options granted to eligible Employees residing and providing services in Italy.


                      2. Definitions. Unless otherwise defined herein, definitions as set out in Article I of the Plan are applicable to this Appendix.


                      3. Ownership Limitation. Options may be granted to purchase an aggregate of shares, including any shares already held, owned or possessed by each optionee, not exceeding more than 10% of the voting rights in the ordinary shareholders' meeting of the Company or more than 10% of the capital or equity of the Company.


                      If an Optionee shall acquire after the date of grant of an Option a number of shares that, if added to the number of shares under Option, would exceed more than 10% of the voting rights in the ordinary shareholders' meeting of the Company or more than 10% of the capital or equity of the Company, he or she shall immediately inform the Company, and the portion of his or her Option in excess of such limits shall not be exercisable. In case of breach of this obligation by the Optionee, he or she shall keep the Company and any Subsidiary harmless and indemnified from any possible cost incurred as a consequence of the exercise of the portion of Option exceeding the above referred limits.


                      4. Exercise Price. The exercise price per share of Stock shall be not less than the higher of the following amounts:


                          (a)the average of the official stock exchange closing
                      prices of the shares of the class of Stock to which the Option relates, as resulting on each day in which the shares are traded on the market in the period starting from the Date of Grant until the same calendar day of the previous month;

                          (b)the average of the official stock exchange
                      closing prices of the shares of the class of Stock to which the Option relates, as resulting on each day in which the shares are traded on the market in the period starting from the day before the date of grant until the same calendar day of the previous month;


                          (c)the nominal value of the shares of the class of
                      Stock to which the Option relates.


                      5. Consequences of Exercise. Any possible positive difference between the exercise price per share of Stock paid upon the exercise of the Option and the fair market price of those shares at that moment and, in general, any and all benefits granted to any optionee pursuant to the Plan and this Appendix:

                           (a)shall be deemed as an extraordinary payment and
               may not,in any way, be considered as a part of the normal remuneration of any optionee. In particular, the above mentioned positive difference in value shall be considered as already including the relevant incidence on the direct or indirect income institutions regulated by the collective and individual economic agreements in force from time to time such as, by way of example, the tredicesima and quattordicesima monthly installments and by the law such as, by way of example, the severance allowance TFR, the untaken holidays indemnity and the indemnity in lieu of notice and shall not, therefore, have any further impact on the calculation of the same;


                           (b) shall not confer upon any optionee any right to be granted any similar or additional benefits, within the scope of the Plan and this Appendix or otherwise;


                           (c) shall not confer upon any optionee, at the expiry of the Plan, any right to participate in any other stock option or incentive plan, or to be paid any further remuneration in kind.


                      6. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of the laws of Italy may be applied.

                                BIO-RAD LABORATORIES, INC.
                                  2003 STOCK OPTION PLAN

                                         APPENDIX
                                        FOR FRANCE

                      1. Application. This Appendix shall apply only in relation to Options granted to eligible Employees residing and providing services in France.

                      2. Definitions. Unless otherwise defined herein, definitions as set out in Article I of the Plan are applicable to this Appendix.

                      3. Specific Conditions Applying to Options Granted to Eligible Employees under this Appendix.

                           (a)Options may only be granted to eligible Employees
                      employed under the terms of a written or oral employment agreement and who do not own, as of the date of Option grant, shares of Stock representing more than 10% of the issued share capital of the Company.

                           (b)If the Stock is listed on any established stock
                      exchange or a national market system, Options cannot be granted (i) during the ten trading sessions preceding and following the date on which the consolidated accounts or annual accounts of the Company are published and (ii) during a period (x) starting from the date on which the officers and directors of the Company become aware of any information which, if published, could significantly affect the company's market price and (y) ending at the close of the tenth trading session following the publication of the information.

                           (c)If the Stock is listed on any established stock
                      exchange or a national market system, no Option may be granted less than twenty trading sessions after a coupon giving a right to a dividend or to a capital increase has been detached from the shares of Stock.


                           (d)Notwithstanding Section 1.14 of the Plan the fair
                      market value of a share of Stock shall be determined subject to the following limitations:

                                    (i)If the Stock is listed on any
                           established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, or

                                    (ii)If the Common Stock is regularly quoted
                           by a recognized securities dealer but selling prices are not reported, the fair market value in no case shall be less than eighty per cent (80%) of the average of the closing sales price for a share of Stock as quoted on said stock exchange market during the twenty market trading days prior to the date of grant.

                      4. Exercise Limitations. No Option may be exercised prior to the expiration of a minimum period of one year following the date of grant. In addition, the shares of Stock acquired as a result of the exercise of all or part of the Option cannot be transferred by an optionee before the expiration of a three-year period which shall start running as from the expiration of the above mentioned period of one year.


                      5. Transfer Restrictions. The shares of Common Stock acquired as a result of the exercise of the Option may however be immediately transferred upon the occurrence of one of the events referred to under Article 91-bis of appendix II to the French General Tax Code, i.e., the dismissal, retirement, disability or death of the eligible Employee. In case of dismissal or retirement the exception to the non-transferability deadline of the shares of Common Stock shall be subject to the condition that the Option shall have been exercised at least three months before the dismissal or the retirement.



                      6. Modifications of Exercise Price. The Option exercise price shall be determined on the date of grant. Any adjustment made to the Option exercise price and/or the number of Options awarded under this Appendix, shall not provide more advantages to the optionee than those which would result from any adjustments that would be made in accordance with the provisions of Article L 225-181 of the French business code (Code de Commerce).


                      7. Payment. The consideration to be paid for the shares of Stock to be issued upon exercise of an Option may consist of (1) cash (2) check, or (3) any combination of the foregoing methods of payment.


                      8. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of the laws of France may be applied.